Exhibit 99
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. -------------------------------------------------------------	x : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

THIS MONTHLY OPERATING STATEMENT APPLIES TO:
X	All Debtors	Axio Research Corporation
	Solutia Inc.	Solutia Investments, LLC
	Solutia Business Enterprises, Inc.	Beamer Road Management Company
	Solutia Systems, Inc.	Monchem, Inc.
	Solutia Overseas, Inc.	Solutia Inter-America, Inc.
	CPFilms Inc.	Solutia International Holding, LLC
	Solutia Management Company, Inc.	Solutia Taiwan, Inc.
	Monchem International, Inc.	Solutia Greater China, Inc.

MONTHLY OPERATING STATEMENT FOR THE

MONTH OF OCTOBER 2007 (1)

(1)                   The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------- In re SOLUTIA INC., et al., Debtors. ----------------------------------------------------------	x : : : : : : : x	Chapter 11 Case No. 03-17949 (PCB) (Jointly Administered)

MONTHLY OPERATING STATEMENT FOR THE
MONTH OF OCTOBER 2007

DEBTORS' ADDRESS:	575 Maryville Centre Dr. St. Louis, MO 63141

DEBTORS' ATTORNEY:	KIRKLAND & ELLIS LLP Richard M. Cieri (RC-6062) Jonathan S. Henes (JH-1979) Citigroup Center 153 East 53rd Street New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):	$ 3

REPORT PREPARER:	Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	November 30, 2007	/s/ Timothy J. Spihlman Timothy J. Spihlman Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

 Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Monthly Disbursements by Debtor
For the Month of October 2007

Solutia Inc.	$251,899,317.46
Solutia Business Enterprises, Inc. *	$--
Solutia Systems, Inc. *	$--
Solutia Overseas, Inc. *	$--
CPFilms Inc.	$11,195,799.94
Solutia Management Company, Inc. *	$--
Monchem International, Inc. *	$--
Axio Research Corporation *	$--
Solutia Investments, LLC *	$--
Beamer Road Management Company *	$--
Monchem, Inc. *	$--
Solutia Inter-America, Inc.	$9,138.78
Solutia International Holding, LLC *	$--
Solutia Taiwan, Inc.	$17,983.60
Solutia Greater China, Inc. *	$--

* These non-operating debtors had no constructive disbursements made on their behalf.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Statement on Insurance
For the Month of October 2007

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended October 31, 2007
Total Net Sales	$339
Total Cost Of Goods Sold	291
Gross Profit	48

Total MAT Expense	27
Operating Income	21

Interest Expense	(11)
Other Loss, net	(1)

Reorganization Items:
Professional fees	(5)
Provision for rejected executory contracts	-
Employee severance and retention costs	(1)
Adjustment to allowed claim amounts	-
Settlements of pre-petition claims	-
Other	-
(6)

Income Before Taxes	3
Income tax expense	1
Net Income	$2

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Financial Position (Unaudited)
As of October 31, 2007

ASSETS	(Dollars in millions)
Cash	$160
Trade Receivables, net	484
Inventories	392
Other Current Assets	193
Assets of Discontinued Operations	9
Total Current Assets	1,238
Property, Plant and Equipment, net	1,038
Investments in Affiliates	1
Intangible Assets, net	197
Other Assets	144
Total Assets	$2,618

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$287
Short-Term Debt, including current portion of long-term debt	956
Other Current Liabilities	310
Liabilities of Discontinued Operations	7
Total Current Liabilities	1,560
Long-Term Debt	365
Other Long-Term Liabilities	312
Total Liabilities not Subject to Compromise	2,237
Liabilities Subject to Compromise	1,819
Shareholders' Deficit	(1,438)
Total Liabilities & Shareholders' Deficit	$2,618

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Group*
Consolidated Statement of Cash Flows (Unaudited)
(Dollars in millions)

Operating Activities:	Month Ended October 31, 2007
Net income	$2
Depreciation and amortization	11
Restructuring expenses and other unusual items	-
Changes in assets and liabilities:
Trade receivables	(42)
Inventories	25
Accounts payable	(18)
Liabilities subject to compromise:
Pension plan liabilities	(20)
Other postretirement benefits liabilities	(5)
Other liabilities subject to compromise	-
Other assets and liabilities	25
Net Cash Used before Reorganization Items-Continuing Operations	(22)
Net Cash Used before Reorganization Items-Discontinued Operations	(1)
Net Cash Used before Reorganization Items	(23)

Operating Cash Flows - Reorganization Items:
Professional services fees	(9)
Employee severance and retention payments	-
Other	-
Net Cash Used in Reorganization Items	(9)
Net Cash Used in Operating Activities	(32)

Investing Activities:
Property, plant and equipment purchases	(14)
Net Cash Used in Investing Activities	(14)

Financing Activities:
Net change in multi-currency lines of credit	(9)
Reductions in long-term debt obligations	(4)
Net change in revolving credit facilities	(1)
Net Cash Used in Financing Activities	(14)

Net Decrease in Cash and Cash Equivalents	(60)
Cash and Cash Equivalents, Beginning of Period	220
Cash and Cash Equivalents, End of Period	$160

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Operations (Unaudited)
(Dollars in millions)

Month Ended October 31, 2007
Total Net Sales	$231
Total Cost Of Goods Sold	207
Gross Profit	24

Total MAT Expense	17
Operating Income	7

Interest Expense, net	(9)
Other Income, net	5

Reorganization Items:
Professional fees	(5)
Provision for rejected executory contracts	-
Employee severance and retention costs	(1)
Adjustment to allowed claim amounts	-
Settlements of pre-petition claims	-
Other	-
(6)

Loss Before Taxes	(3)
Income tax expense	-
Net Loss	$(3)

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Consolidated Statement of Financial Position (Unaudited)
As of October 31, 2007

ASSETS	(Dollars in millions)
Cash	$9
Trade Receivables, net	219
Account Receivables-Unconsolidated Subsidiaries	67
Inventories	162
Other Current Assets	85
Assets of Discontinued Operations	6
Total Current Assets	548
Property, Plant and Equipment, net	649
Investments in Subsidaries and Affiliates	687
Intangible Assets, net	100
Other Assets	58
Total Assets	$2,042

LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts Payable	$219
Short-Term Debt, including current portion of long-term debt	924
Other Current Liabilities	174
Liabilities of Discontinued Operations	3
Total Current Liabilities	1,320
Long-Term Debt	19
Other Long-Term Liabilities	175
Total Liabilities not Subject to Compromise	1,514
Liabilities Subject to Compromise	1,939
Shareholders' Deficit	(1,411)
Total Liabilities & Shareholders' Deficit	$2,042

See Accompanying Notes to Consolidated Financial Statements.

Solutia Inc., et al.
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

 Notes To Consolidated Financial Statements

1. Nature of Operations and Bankruptcy Proceedings

Nature of Operations

Solutia Inc., together with its subsidiaries (referred to herein as “Solutia”, the “Solutia Group” or the “Company”), is a global manufacturer and marketer of a variety of high-performance chemical-based materials.  Solutia is a world leader in performance films for laminated safety glass and after-market applications; chemicals for the rubber industry; specialty products such as heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. (“Pharmacia”)).  On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the “Solutia Spinoff”).  As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia.  A net deficiency of assets of $113 million resulted from the Solutia Spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").  The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB).  Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.  The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern.  The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff.  These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants.  Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court.  While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court.

On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility.  This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval.  The DIP credit facility, as amended, consists of: (a) a $975 million fully-drawn term loan; and (b) a $250 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility.

As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court.  November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims.  Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim.  Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions.  Solutia has not yet fully completed its analysis of all the proofs of claim.  Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

On October 15, 2007, Solutia filed its Fifth Amended Joint Plan of Reorganization (as may be modified, the “Plan”) and the related Fifth Amended Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court.  The Disclosure Statement was approved by the Bankruptcy Court on October 19, 2007.  The Plan is based on a comprehensive settlement reached with all of the major constituents in Solutia’s bankruptcy case which includes the following parties: Monsanto, noteholders controlling at least $300 million in principal amount of the 2027/2037 notes, the Official Committee of General Unsecured Creditors, the Official Committee of Equity Security Holders and  the Ad Hoc Trade Committee).

The Disclosure Statement contains a description of the events that led up to the Debtors’ bankruptcy filing, the actions the Debtors’ have taken to improve their financial situation while in bankruptcy, a current description of the Debtors’ businesses and a summary of the classification and treatment of allowed claims and equity interests under the Plan.  The Disclosure Statement was sent to Solutia’s creditors and equity interest holders to solicit approval of the Plan.  After votes were received and tabulated, a hearing was held before the Bankruptcy Court on November 29, 2007 at which hearing the Plan was approved.

Set forth below is a brief description of certain terms of the Plan.  These terms are qualified in their entirety by reference to the Plan and Disclosure Statement.

Under the Plan, Solutia will emerge from bankruptcy as an independent publicly-held company (“reorganized Solutia”).  The Plan provides for a re-allocation of legacy liabilities between Monsanto and Solutia, and an underlying settlement with the Official Committee of Retirees, the terms of which are set forth in the Monsanto Settlement Agreement and the Retiree Settlement Agreement, which have been filed with the Bankruptcy Court.

The Plan comprehends the completion of two rights offerings to raise new equity capital: (1) $250 of new common stock will be sold to the noteholders and general unsecured creditors (“Creditor Rights Offering”); and (2) $175 or 17% of new common stock will be sold pursuant to another rights offering to holders of at least 11 shares of common stock (“Equity Rights Offering”).  The $250 generated as a result of the Creditor Rights Offering will be used as follows: $175 will be set aside in a Voluntary Employees’ Beneficiary Association (VEBA) Retiree Trust to fund the retiree welfare benefits for those pre-spin retirees whom receive these benefits from Solutia; and $75 will be used by Solutia to pay for other legacy liabilities being retained by the Company.  A group of Solutia’s creditors has committed to backstop the Creditor Rights Offering.  The $175 generated as a result of the Equity Rights Offering will be paid to Monsanto in connection with the settlement of its claims.  Any portion of the 17% of the new common stock that is not purchased by current equity holders will be distributed to Monsanto.

Under the Plan, current equity holders that own at least 175 shares of Solutia common stock will receive their pro rata share of 1% of the new common stock and current equity holders that own at least 11 shares of Solutia common stock will receive additional rights as described above.  Additionally, current equity security holders will have the following rights:  i) holders who own at least 24 shares of Solutia common stock will receive their pro rata share of five-year warrants to purchase 7.5% of the new common stock; and ii) holders who own at least a 107 shares of Solutia common stock will receive the right to participate in a buy out for cash of  general unsecured claims of less than $100 thousand but more than $2.5 thousand for an amount equal to 52.35% of the allowed amount of such claims, subject to election of each general unsecured creditor to sell their claim.

Distributions provided creditors and equity holders are set forth in the Plan and Disclosure Statement which has been filed with the Securities & Exchange Commission as exhibits to Form 8-K, dated October 22, 2007.

Although the Plan provides for Solutia’s emergence from bankruptcy as a going concern, there can be no assurance that the Plan will be implemented successfully.

Basis of Consolidation

The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases.  The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis.  In each case, all significant intercompany transactions and balances have been eliminated in consolidation.  In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report.  The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

At October 31, 2007, total liquidity for the Solutia Group was approximately $433 million, consisting of $160 million of cash, revolving credit facility availability of $93 million, and DIP facility availability of $180 million.  At October 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $189 million, consisting of $9 million of cash and DIP facility availability of $180 million.

2. Significant Accounting Policies

The significant accounting policies are consistent with those listed in the Company’s 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended October 31, 2007

		Pre-Petition	Post-Petition	Total
		Amount	Amount	Amount

1.	Gross Salaries and Wages	$0.00	$19,958,055.38	$19,958,055.38

2.	Payroll Taxes Withheld	0.00	5,198,202.75	5,198,202.75

3.	Employer Payroll Tax Contributed	0.00	1,558,023.83	1,558,023.83

4.	Gross Taxable Sales	0.00	982,444.93	982,444.93

5.	Sales Taxes Collected / Use Tax Paid	0.00	331,496.14	331,496.14

6.	Property Taxes Paid	0.00	35,906.44	35,906.44

7.	Other Taxes Paid	0.00	465.00	465.00

Solutia Inc., et al.,
Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
(Debtors in Possession)

Solutia Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended October 31, 2007

Dates and amounts paid to taxing agencies (items 2, 3, 5, 6, 7)

		Pre-Petition	Post Petition	Total		Item
Debtor Entity	Date	Amount	Amount	Amount	Type of Tax	Number

Solutia Inc.	10/01/07	$0.00	$22,552.80	$22,552.80	Employee Payroll Taxes	2
Solutia Inc.	10/03/07	0.00	124,642.19	124,642.19	Employee Payroll Taxes	2
Solutia Inc.	10/04/07	0.00	76,395.22	76,395.22	Employee Payroll Taxes	2
Solutia Inc.	10/05/07	0.00	184,671.74	184,671.74	Employee Payroll Taxes	2
Solutia Inc.	10/09/07	0.00	11,206.00	11,206.00	Employee Payroll Taxes	2
Solutia Inc.	10/10/07	0.00	103,174.37	103,174.37	Employee Payroll Taxes	2
Solutia Inc.	10/11/07	0.00	198,856.84	198,856.84	Employee Payroll Taxes	2
Solutia Inc.	10/12/07	0.00	187,692.83	187,692.83	Employee Payroll Taxes	2
Solutia Inc.	10/15/07	0.00	1,713,549.71	1,713,549.71	Employee Payroll Taxes	2
Solutia Inc.	10/17/07	0.00	95,897.67	95,897.67	Employee Payroll Taxes	2
Solutia Inc.	10/18/07	0.00	91,843.79	91,843.79	Employee Payroll Taxes	2
Solutia Inc.	10/19/07	0.00	200,199.41	200,199.41	Employee Payroll Taxes	2
Solutia Inc.	10/23/07	0.00	1,109.40	1,109.40	Employee Payroll Taxes	2
Solutia Inc.	10/24/07	0.00	89,182.47	89,182.47	Employee Payroll Taxes	2
Solutia Inc.	10/25/07	0.00	202,599.05	202,599.05	Employee Payroll Taxes	2
Solutia Inc.	10/26/07	0.00	203,886.05	203,886.05	Employee Payroll Taxes	2
Solutia Inc.	10/31/07	0.00	1,814,836.43	1,814,836.43	Employee Payroll Taxes	2
Solutia Inc.	10/01/07	0.00	118.83	118.83	Employer Payroll Taxes	3
Solutia Inc.	10/03/07	0.00	34,308.65	34,308.65	Employer Payroll Taxes	3
Solutia Inc.	10/04/07	0.00	23,505.59	23,505.59	Employer Payroll Taxes	3
Solutia Inc.	10/05/07	0.00	39,607.59	39,607.59	Employer Payroll Taxes	3
Solutia Inc.	10/09/07	0.00	676.73	676.73	Employer Payroll Taxes	3
Solutia Inc.	10/10/07	0.00	28,991.72	28,991.72	Employer Payroll Taxes	3
Solutia Inc.	10/11/07	0.00	65,469.30	65,469.30	Employer Payroll Taxes	3
Solutia Inc.	10/12/07	0.00	44,030.05	44,030.05	Employer Payroll Taxes	3
Solutia Inc.	10/15/07	0.00	541,711.37	541,711.37	Employer Payroll Taxes	3
Solutia Inc.	10/17/07	0.00	27,935.27	27,935.27	Employer Payroll Taxes	3
Solutia Inc.	10/18/07	0.00	27,245.01	27,245.01	Employer Payroll Taxes	3
Solutia Inc.	10/19/07	0.00	45,904.19	45,904.19	Employer Payroll Taxes	3
Solutia Inc.	10/22/07	0.00	1,821.29	1,821.29	Employer Payroll Taxes	3
Solutia Inc.	10/23/07	0.00	350.63	350.63	Employer Payroll Taxes	3
Solutia Inc.	10/24/07	0.00	26,332.52	26,332.52	Employer Payroll Taxes	3
Solutia Inc.	10/25/07	0.00	66,233.95	66,233.95	Employer Payroll Taxes	3
Solutia Inc.	10/26/07	0.00	94,534.79	94,534.79	Employer Payroll Taxes	3
Solutia Inc.	10/31/07	0.00	562,747.77	562,747.77	Employer Payroll Taxes	3
Solutia Inc.	10/19/07	0.00	284,930.25	284,930.25	Sales & Use	5
CPFilms Inc.	10/31/07	0.00	46,565.89	46,565.89	Sales & Use	5
Solutia Inc.	10/08/07	0.00	4,918.51	4,918.51	Property Tax	6
Solutia Inc.	10/12/07	0.00	115.41	115.41	Property Tax	6
Solutia Inc.	10/19/07	0.00	5,960.99	5,960.99	Property Tax	6
Solutia Inc.	10/26/07	0.00	24,911.53	24,911.53	Property Tax	6
Solutia Inc.	10/12/07	0.00	62.00	62.00	Other-Franchise	7
Solutia Inc.	10/29/07	0.00	403.00	403.00	Business License	7